EXHIBIT 10.5

                                  IHEALTH INC.

                                RESCISSION OFFER

                             FOR PURCHASERS OF UNITS
                     CONSISTING OF COMMON STOCK AND WARRANTS
                                 OF IHEALTH INC.

THIS RESCISSION OFFER WILL EXPIRE AT 5:00 P.M. FLORIDA TIME ON __________, 2004.

         If you desire to accept the Rescission Offer, you must complete and sign this document, and return it to IHealth Inc. on or before _________, 2004, the expiration date of the Rescission Offer. FAILURE TO TIMELY RETURN THIS REQUEST FOR RESCISSION MAY BE DEEMED A REJECTION OF THE RESCISSION OFFER.

         I (we), the undersigned purchaser of Units of IHealth Inc. (the "Company") hereby acknowledge receipt of the Rescission Offer dated _______, 2004 to rescind the issuance of Units of the Company previously acquired by me
(us).

[_] I (we) hereby elect to accept the Rescission Offer and request that the Company retire my (our) securities in accordance with the terms of the Rescission Offer.

[_]      I (we) hereby reject the Rescission Offer and elect to maintain my
         (our) investment in the Company.



Dated:            , 2004
      ------------                      ----------------------------------------
                                        Signature of Unit Holder


                                        ----------------------------------------
                                        Name of Unit Holder
                                        (Please print or type)


Dated:            , 2004
      ------------                      ----------------------------------------
                                        Signature of Unit Holder
                                        (If securities are held jointly or as
                                        tenants in common, both subscribers
                                        should sign.)


                                        ----------------------------------------
                                        Name of Second Unit Holder
                                        (If applicable)


                                        ----------------------------------------
                                        CORPORATE ENTITY


Dated:            , 2004                By:
      ------------                         -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------